SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
         Proxy Statement pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

   Filed by the registrant   X
   Filed by a party other than the registrant   ___

   Check the appropriate box:

   ___  Preliminary proxy statement
    X   Definitive proxy statement
   ___  Definitive additional materials
   ___  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       CENTRAL STEEL AND WIRE COMPANY
              (Name of Registrant as Specified in Its Charter)

                       CENTRAL STEEL AND WIRE COMPANY
                 (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):

        X    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
   14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.


                        CENTRAL STEEL & WIRE COMPANY
                             3000 West 51 Street
                        Chicago, Illinois  60632-2198


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held April 17, 1995



   To the Stockholders of

   CENTRAL STEEL AND WIRE COMPANY


        The annual meeting of stockholders of Central Steel and Wire Company, a Delaware corporation, will be held at the offices of the Company, 3000 West 51st Street, Chicago, Illinois, on Monday,
   April 17, 1995, at 11 o'clock A.M., Chicago time, for the following purposes:

        1.   To elect five directors of the Company;

        2. To ratify the appointment of KPMG Peat Marwick as the Company's independent auditors; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on February 21, 1995, will be entitled to vote at the meeting and at any adjournment thereof.

        The Annual Report of the Company for the year 1994 is enclosed.

        YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR STOCK MAY BE REPRESENTED AND VOTED AT THE MEETING AND AT ANY ADJOURNMENT THEREOF.

                                 MICHAEL X. CRONIN,
                                 Secretary


   Chicago, Illinois
   March 7, 1995


                        CENTRAL STEEL & WIRE COMPANY
                             3000 West 51 Street
                        Chicago, Illinois  60632-2198

                                March 7, 1995

             PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held April 17, 1995

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Central Steel and Wire Company (the "Company") for use at the annual meeting of stockholders to be held on Monday, April 17, 1995, and any adjournment thereof, for the purposes set forth in the accompanying Notice. The cost of the solicitation will be borne by the Company. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about March 7, 1995. Following the original solicitation of proxies by mail, certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone, or in person, but without extra compensation. The Company may also agree to pay banks, brokers, nominees, and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to their principals.

        Only the holders of the Common Stock of the Company of record at the close of business on February 21, 1995, will be entitled to vote at the meeting. At such record date, there were outstanding 286,000 shares of Common Stock. Each stockholder of record will be entitled to one vote for every share of stock registered in his name on the books of the Company on the record date.

        To the knowledge of the Company, only the following individuals or entities beneficially owned more than 5% of the Company's outstanding Common Stock on the record date:

                                          Amount and
                                           Nature of
              Name and Address            Beneficial
            of Beneficial Owner            Ownership      Percent
    James R. Lowenstine                  161,607 <F1>       56.51%
       Chairman of the Board,
       President and
       Chief Executive Officer
       Central Steel and Wire Company
       3000 West 51st Street
       Chicago, Illinois 60632-2198
    Central Steel & Wire Company         51,338 <F2>        17.95%
    Profit Sharing Trust
       3000 West 51st Street
       Chicago, Illinois 60632-2198

    All officers and directors, as a     420 <F3>             .15%
       group (7 in number, excluding
       Mr. Lowenstine)




   <F1> Mr. Lowenstine had sole voting and investment power as to these shares.

   <F2> Five officers of the Company (F.A. Troike, A.G. Jensen, J.M.
        Tiernan, M.X. Cronin and R.P. Ugolini), in their capacity as Trustees of the Profit Sharing Plan, shared among them voting and investment power with respect to these shares.

   <F3> Officers and directors owning 391 of these shares exercised shared voting and investment power with respect to such shares. Officers and directors owning 29 of these shares exercised sole voting and investment power with respect to such shares.

        Any stockholder entitled to vote, may vote his shares either in person or by his duly authorized proxy. Any proxy solicited herewith may be revoked by the stockholder at any time prior to the voting thereof, but a revocation will not be effective until notice thereof has been received by the Secretary of the Company prior to such voting. All shares represented by properly executed proxies received by the Company will be voted at the meeting and all adjournments thereof in accordance with the terms of such proxies.


                            ELECTION OF DIRECTORS

        Five directors are to be elected at the annual meeting to hold office until the next annual meeting of stockholders and until the election and qualification of their respective successors. The nominees named below have been designated for election by the Board of Directors, and barring unforeseen contingencies, the proxies solicited herewith will be voted for the election of such nominees as directors. Directors are elected by a plurality of the votes entitled to be cast by those stockholders present in person or by proxy at the annual meeting. Assuming a quorum is present at the meeting, the withholding of votes or other abstentions or broker non-votes will have no effect on the election of directors. Barring unforeseen contingencies, James
   R. Lowenstine intends to vote the shares which he owns for such nominees, thereby assuring their election. In case any nominee should be unwilling or unable to accept nomination or election, which is not now anticipated, the persons named in the proxy (including James R. Lowenstine) will vote for the election of such other person as director as they shall determine.

        Certain information concerning the nominees is set forth in the following table:

                                                                                        Shares of Common Stock
                                                                                        Beneficially Owned on
                                                                                             Record Date

                                                                          Years of
                                                                           Service                   Percent of
                                            Business           Director   with the                  Common Stock
              Name            Age*         Experience           Since      Company      Number       Outstanding
       James R. Lowenstine     72    Chairman of the Board,      1949        49       161,607<F1>         56.51%
                                     President and Chief
                                     Executive Officer of
                                     the Company

       Frank A. Troike         54    Executive Vice              1982        29       90 <F2><F3>           .03%
                                     President of the
                                     Company

       Alfred G. Jensen        60    Senior Vice President       1992        37       80 <F2><F3>           .03%
                                     of the Company
       John M. Tiernan         55    Vice President of the       1993        32       50 <F2><F3>           .02%
                                     Company

       Richard L. Schroer      57    Assistant Vice              1991        34       100    <F4>           .03%
                                     President of the
                                     Company

   <F1> Mr. Lowenstine exercised sole voting and investment power with respect to the shares beneficially owned by him.

   <F2> See page 1 of this proxy statement for information concerning additional shares held by the Company's Profit Sharing Trust as to which this nominee shared voting and investment power.


   <F3> The named individual exercised shared voting and investment power with respect to the shares beneficially owned by him.

   <F4> Mr. Schroer exercised sole voting and investment power with respect to 19 shares and shared voting and investment power with respect to 81 shares.

   *    Age as of the Annual Meeting of Stockholders.

               AUDIT, NOMINATING, AND COMPENSATION COMMITTEES

        The Board of Directors does not believe that standing audit, nominating and compensation committees are necessary at this time and, therefore, has not appointed any. These functions are performed by
   the Board of Directors, which held eighteen     meetings during 1994.
   The Company also has a Salary Board, which periodically reviews and fixes compensation for all salaried personnel.


                     COMPENSATION OF EXECUTIVE OFFICERS

        The following information is provided with respect to the last three years for each of the five highest paid executive officers of the Company. Amounts shown for salary and bonus include amounts received or deferred under the Company's savings plan.

                         SUMMARY COMPENSATION TABLE

                                Annual Compensation

                                                       All Other
     Name and Principal                               Compensation
          Position        Year    Salary     Bonus        <F1>
    James R. Lowenstine   1994   $712,796  $238,680         $7,056
    Chairman of the
    Board, President      1993    680,516   132,600          7,149
    and Chief Executive
    Officer of the        1992    663,926   132,600          2,519
    Company

    Frank A. Troike       1994    230,751    62,424          3,248
    Executive Vice
    President and         1993    199,537    34,680          3,496
    Treasurer of the      1992    175,656    34,680          1,034
    Company

    Alfred G. Jensen      1994    205,712    58,956          4,069
    Senior Vice
    President of the      1993    199,562    34,680          3,821
    Company
                          1992    172,586    34,680          1,252


    John M. Tiernan       1994    177,206    49,769          3,512
    Vice President        1993    168,614    29,276          3,103
    of the Company
                          1992    160,166    24,276            986


    Edward J. Kentra      1994    166,382    48,552          4,016
    Vice President
    of the Company        1993    158,852    28,560          3,722
                          1992    154,982    28,560          1,671

   <F1> "All Other Compensation" consists of Company contributions to the profit sharing plan and Company paid premiums for group life insurance. The respective amounts included in the table for each of the named executive officers for 1994 were: Mr. Lowenstine - $3,131, $3,925; Mr. Troike - $2,808, $440; Mr. Jensen - $2,921,
        $1,148; Mr. Tiernan - $2,857, $655; and Mr. Kentra - $2,938,
        $1,078.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



        The Company has a Salary Board composed of three senior officers, James R. Lowenstine, Frank A. Troike and Alfred G. Jensen. The Board of Directors, all of the members of which are executive officers of the Company, provides general direction to the Salary Board as to what, if any, salary adjustments and bonuses should be paid to all salaried personnel as a group. No member of the Salary Board participates in decisions with respect to his own compensation.


                      REPORT ON EXECUTIVE COMPENSATION

        The Salary Board periodically reviews and fixes compensation for all salaried personnel in view of the general direction from the Board of Directors. Compensation of individual executive officers, including the chief executive officer and other salaried personnel, is based on the Salary Board's judgment as to the performance, responsibilities and the value of their contributions to the Company. Matters such as performance, responsibility and value largely involve subjective judgments, which judgments are not quantified or weighted. The chief executive officer and other executive officers' compensation is based on judgments about such matters over many years and is not based directly on any measure, quantitative or qualitative, of the Company's performance for the last fiscal year.

                             James R. Lowenstine
                               Frank A. Troike
                              Alfred G. Jensen




                             PENSION PLAN TABLE

        The following table presents the annual pension plan benefit at normal retirement age 65 in the form of a straight life annuity, subject to a reduction of 19.5% of Social Security covered compensation, to which executive officers are entitled under the Company's qualified and non-qualified retirement plans. The pension plans provide a benefit of 30% of final five-year-average base compensation exclusive of bonuses plus 19.5% of final five-year-average base compensation in excess of Social Security covered compensation, subject to reductions for possible years of service less than 30. Each of the named executive officers' years of credited service is the same as the years of service with the Company as shown in the table on page two. Benefits are payable in a number of optional forms including a lump sum distribution.

             5-Year Average          Straight Life
             Remuneration            Annuity Amount
               $150,000                  $74,250
                200,000                   99,000
                300,000                  148,500
                400,000                  198,000
                500,000                  247,500
                600,000                  297,000
                700,000                  346,500

               COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, STANDARD & POOR'S 500 INDEX AND
               A COMPOSITE OF STANDARD & POOR'S METAL INDICES

                      CUMULATIVE INVESTMENT IN DOLLARS

        Measurement Period  CS&W      S&P 500   S&P METAL
        (Year Covered)                INDEX     INDUSTRY
                                                COMPOSITE

        1984                 32.64     39.70     56.80
        1985                 38.43     52.26     48.62
        1986                 52.75     61.96     48.69
        1987                 59.57     65.12     73.92
        1988                 81.22     75.94     91.26
        1989(12/31/89 Measure-
             ment Point)    100       100       100
        1990                 94.83     96.90     86.89
        1991                100.01    126.43     94.98
        1992                107.86    136.06    102.65
        1993                108.21    149.77    114.36
        1994                115.37    151.75    125.60


        This graph compares the cumulative total return (including reinvestment of dividends) for the period 1984 to 1994 on an


   investment in (1) the Company's Common Stock, (2) the Standard & Poor's 500 Stock Index and (3) a composite, based on the relative market capitalization, of the Standard & Poor's Metal Industry Sub-Groups of Steel, Aluminum and Metals Miscellaneous. In order to generate the same ($100) cumulative return on December 31, 1989, the graph assumes varying investments on December 31, 1984 of $32.64 in the Company's Common Stock, $39.70 in the Standard & Poor's 500 Stock Index and $56.80 in a composite of the Standard & Poor's Metal Industry Sub-Groups. The market for the Company's Common Stock is a limited one, with only occasional trading in the over-the-counter market. Common Stock price information reflected in the graph is based on bid prices (which do not necessarily reflect firm offers or actual transactions) as reported by National Quotation Bureau.



                     APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to ratification by the stockholders, the Board of Directors has reappointed KPMG Peat Marwick as the Company's independent auditors for 1995, which would be the 59th year in which that firm has acted as the Company's auditors. The Board of Directors recommends approval of the appointment. If the stockholders should fail to ratify the appointment of the independent auditors, the Board of Directors would reconsider the appointment. It is expected that a representative of KPMG Peat Marwick will attend the annual meeting, will have an opportunity to make a statement if the representative desires to do so, and will be available to answer appropriate questions.

                         ANNUAL REPORT ON FORM 10-K

        Copies of Central Steel and Wire Company's Annual Report to the Securities and Exchange Commission (Form 10-K) for the year ended December 31, 1994, will be mailed to stockholders, without charge, upon written request to: Corporate Secretary, Central Steel and Wire Company, P.O. Box 5100, Chicago, Illinois 60680-5100.


               STOCKHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

        Any stockholder who intends to present a proposal for action at the 1996 Annual Meeting of Stockholders may submit the proposal for inclusion in the 1996 proxy and proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. Any such proposal must be received at the Company's principal offices not later than November 7, 1995.


                                OTHER MATTERS

        The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, if any other matters come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.


                                 MICHAEL X. CRONIN,
                                 Secretary



                       CENTRAL STEEL AND WIRE COMPANY

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                              ON APRIL 17, 1995

                  THIS PROXY IS SOLICITED ON BEHALF OF THE
                             BOARD OF DIRECTORS.

                            NOMINEES FOR DIRECTOR

                             JAMES R. LOWENSTINE
                  F.A. TROIKE              A.G. JENSEN
                  R.L. SCHROER             J.M. TIERNAN


   The signature on the proxy must correspond with the name of the stockholder as it appears on the stock certificate. A proxy to be executed by a corporation should be signed in its name by its officer duly authorized to sign the same. If the proxy is to be signed as administrator, attorney, executor, guardian, trustee, or in any other representative capacity, the title of the person signing should be given in full.


                               SEE OTHER SIDE




   [X]  Please mark your votes as in this example.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.
        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (ALL NOMINEES) AND FOR PROPOSAL 2.

   =================================================================
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
   =================================================================

   1.   Election of Directors.  (see reverse side)
             FOR All Nominees         [__]
             WITHHELD All Nominees    [__]
        FOR, except vote withheld from the following nominee(s):
        __________________________________

   2.   Ratification of appointment of KPMG Peat Marwick as independent auditors.
             FOR                      [__]
             AGAINST                  [__]
             ABSTAIN                  [__]

   3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   The undersigned hereby authorizes JAMES R. LOWENSTINE, FRANK A. TROIKE, and RICHARD L. SCHROER, and each of them with full power of substitution, as proxies to vote the shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 3000 West 51st Street, Chicago, Illinois, on Monday, April 17, 1995 at 11:00 A.M., Chicago time, and any adjournments thereof.



   --------------------------------------------

   --------------------------------------------
   Signature of Stockholder(s)             Date


          KINDLY SIGN AND MAIL THE PROXY IN THE ENVELOPE ENCLOSED.
                            NO POSTAGE REQUIRED.
                               SEE OTHER SIDE